EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the  reference  to our firm under the  caption  "Experts"  in this
Registration Statement of NATIONAL COAL CORP. on Form S-3 and to the incorporation by reference of our report dated February 17, 2006, included in the Annual Report on Form 10-K of NATIONAL COAL CORP. for the fiscal year ended December 31, 2007.



                                            /S/ GORDON, HUGHES & BANKS, LLP
                                            -------------------------------
                                                Gordon, Hughes & Banks, LLP

Greenwood Village, Colorado
November 24, 2008